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                                                                                                                           EXHIBIT 1

             Form 5500-C/R                         RETURN/REPORT OF EMPLOYEE BENEFIT PLAN                OMB Nos. 1210-0016
      Department of the Treasury                     (WITH FEWER THAN 100 PARTICIPANTS)                           1210-0089
       Internal Revenue Service               THIS FORM IS REQUIRED TO BE FILED UNDER SECTIONS    ----------------------------------
             -------------                        104 AND 4065 OF THE EMPLOYEE RETIREMENT
         Department of Labor                   INCOME SECURITY ACT OF 1974 AND SECTIONS 6039D,                  1997
Pension and Welfare Benefits Administration         6047(e), 6057(b), AND 6058(a) OF THE          ----------------------------------
             -------------                                  INTERNAL REVENUE CODE                          THIS FORM IS OPEN
   Pension Benefit Guaranty Corporation                 > See separate instructions.                     TO PUBLIC INSPECTION.
------------------------------------------------------------------------------------------------------------------------------------
FOR THE CALENDAR PLAN YEAR 1997 OR FISCAL PLAN YEAR BEGINNING                  , 1997, AND ENDING               , 19
------------------------------------------------------------------------------------------------------------------------------------
    If A(1) through A(4), B, C, and/or D do not apply to this year's    FOR IRS USE ONLY
    return/report, leave the boxes unmarked.                             EP-ID
    You must check either box A(5) or A(6), whichever is applicable.   ------------------------------------------------------------
    See instructions.                                                   (5) FORM 5500-C FILER CHECK HERE....................... / /
 A  This return/report is:                                                  (Complete only pages 1 and 3 through 6.) (Code section
    (1) / / the first return/report filed for the plan;                     6039D filers see instructions on page 5.)
    (2) / / an amended return/report;                                   (6) FORM 5500-R FILER CHECK HERE....................... /X/
    (3) / / the final return/report filed for the plan; or                  (Complete only pages 1 and 2. Detach pages 3 through
    (4) / / a short plan year return/report (less than 12 months).          6 before filing.) If you checked box (1) or (3), you
                                                                            must file Form 5500-C. (See page 6 of the instructions.)
    IF ANY INFORMATION ON A PREPRINTED PAGE 1 IS INCORRECT, CORRECT IT. IF ANY INFORMATION IS MISSING, ADD IT. PLEASE USE RED INK
    WHEN MAKING THESE CHANGES AND INCLUDE THE PREPRINTED PAGE 1 WITH YOUR COMPLETED RETURN/REPORT.
 B  Check here if any information reported in 1a, 2a, 2b, or 5a changed since the last return/report for this plan .......... > / /
 C  If your plan year changed since the last return/report, check here ...................................................... > / /
 D  If you filed for an extension of time to file this return/report, check here and attach a copy of the approved extension. > / /
------------------------------------------------------------------------------------------------------------------------------------
 1a Name and address of plan sponsor (employer, if for a single-employer plan)       1b Employer identification number (EIN)
    (Address should include room or suite no.)                                           76-0336636
                                                                                    ------------------------------------------------
                                                                                     1c Sponsor's telephone number
    HCC INSURANCE HOLDINGS, INC.                                                        713-744-9673
                                                                                    ------------------------------------------------
    13403 NORTHWEST FWY, STE 200                                                     1d Business code (see instructions, page 17)
                                                                                        6749
    HOUSTON, TX  77040                                                              ------------------------------------------------
                                                                                     1e CUSIP issuer number
                                                                                        404132102
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 2a Name and address of plan administrator (if same as plan sponsor, enter "Same")   2b Administrator's EIN
    SAME AS SPONSOR
                                                                                    ------------------------------------------------
                                                                                     2c Administrator's telephone number

------------------------------------------------------------------------------------------------------------------------------------
 3  If you are filing this page without the preprinted historical plan information and the name, address, and EIN of the plan sponsor or plan administrator has changed since the last return/report filed for this plan, enter the information from the last return/report on lines 3a and/or 3b and complete line 3c.
  a Sponsor                                                                          EIN                    Plan number
            -------------------------------------------------------------------          -----------------              ------------
  b Administrator                                                                    EIN
                  -------------------------------------------------------------          -------------------------------------------
  c If line 3a indicates a change in the sponsor's name, address, and EIN, is this a change in sponsorship only? (See line 3c on page 8 of the instructions for the definition of sponsorship.) Enter "Yes" or "No." >
------------------------------------------------------------------------------------------------------------------------------------

 4  ENTITY CODE. (If not shown, enter applicable code from page 8 of the instructions.) >         B
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 5a Name of plan > HCC INSURANCE HOLDINGS, INC. 401(k) PLAN                          5b Effective date of plan (mo., day, yr.)
                   ----------------------------------------------------------              1/1/92
                                                                                    ------------------------------------------------
-----------------------------------------------------------------------------        5c Three-digit
---------------------------------------------------------------------------------       plan number > 002
    ALL FILERS MUST COMPLETE 6a THROUGH 6d, AS APPLICABLE                           ------------------------------------------------
 6a / / Welfare benefit plan           6b /X/ Pension benefit plan          )         2
    (If the correct codes are not preprinted below, enter the applicable    )       ------------------------------------------------
    codes from page 8 of the instructions in the boxes.)                    )
                                                                                    ------------------------------------------------


 6c Pension plan features. (If the correct codes are not preprinted below, enter    ------------------------------------------------
    the applicable pension plan feature codes from page 9 of the instructions         C,G
    in the boxes.)                                                                  ------------------------------------------------


 6d / / Fringe benefits plan. Attach Schedule F (Form 5500). See instructions.
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CAUTION: A PENALTY FOR THE LATE OR INCOMPLETE FILING OF THIS RETURN/REPORT WILL BE ASSESSED UNLESS REASONABLE CAUSE IS ESTABLISHED.
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Under penalties of perjury and other penalties set forth in the instructions, I declare that I have examined this return/report, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of employer/plan sponsor >   /s/ L. EDWARD TUFFLY, SENIOR VP              Date >  10/8/98
                                     ---------------------------------------------         -----------------------------------------
Type of print name of individual signing above  L. EDWARD TUFFLY, SENIOR VP
                                                ------------------------------------------------------------------------------------
Signature of plan administrator >   /s/ FRANK J. BRAMANTI                           Date >  10/8/98
                                  ------------------------------------------------         -----------------------------------------
Type of print name of individual signing above   FRANK J. BRAMANTI, ADMINISTRATOR/TRUSTEE
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FOR PAPERWORK REDUCTION ACT NOTICE, SEE THE INSTRUCTIONS FOR FORM 5500-C/R.                                     FORM 5500-C/R (1997)
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Form 5500-C/R (1997  FORM 5500-R FILERS, COMPLETE PAGES 1 AND 2 ONLY. FORM 5500-C FILERS, COMPLETE PAGE 1, SKIP PAGE 2,       Page 2
AND COMPLETE PAGES 3 THROUGH 6.
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 6e Check investment arrangement(s): (1) / / Master trust (2) / / Common/Collective trust (3) /X/ Pooled separate account   Yes  No
------------------------------------------------------------------------------------------------------------------------------------
 7a Total participants: (1) At the beginning of plan year >    72    (2) At the end of plan year >     130
                                                            --------                                ---------
  b Enter number of participants with account balances at the end of the plan year (defined benefit plans do not
    complete this item) >     104
                           ---------
  c (1) Were any participants in the pension benefit plan separated from service with a deferred vested benefit
        for which a Schedule SSA (Form 5500) is required to be attached? (See instructions.) ......................   7c(1)  X
                                                                                                                    ----------------
    (2) If "Yes," enter the number of separated participants required to be reported >    2
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 8a Was this plan terminated during this plan year or any prior plan year? If "Yes," enter the year >                  8a        X
                                                                                                      ------------- ----------------
  b Were all the plan assets either distributed to participants or beneficiaries, transferred to another plan, or
    brought under the control of PBGC? ............................................................................    8b     N/A
                                                                                                                    ----------------
  c If line 8a is "Yes" and the plan is covered by PBGC, is the plan continuing to file PBGC Form 1 and pay
    premiums until the end of the plan year in which assets are distributed or brought under the control of PBGC?..    8c     N/A
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 9  Is this a plan established or maintained pursuant to one or more collective bargaining agreements? ............    9         X
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10  If any benefits are provided by an insurance company, insurance service, or similar organization, enter the
    number of Schedules A (Form 5500), Insurance information, that are attached. If none, enter -0-. >     1
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11a (1) Were any plan amendments adopted during this plan year? ...................................................  11a(1)  X
                                                                                                                    ----------------
    (2) Enter the date the most recent amendment was adopted > Month     12      Day     31      Year     97
                                                                     ----------      ----------       ----------
  b If line 11a is "Yes," did any amendment result in a retroactive reduction of accrued benefits for any
    participant? ..................................................................................................   11b        X
                                                                                                                    ----------------
  c If line 11a is "Yes," did any amendment change the information contained in the latest summary plan description
    or summary description of modifications available at the time of the amendment? ...............................   11c    X
                                                                                                                    ----------------
  d If line 11c is "Yes," has a summary plan description or summary description of modifications that reflects the
    plan amendments referred to on line 11c been furnished to participants? (see instructions.) ...................   11d    X
------------------------------------------------------------------------------------------------------------------------------------
12a If this is a pension benefit plan subject to the minimum funding standards, has the plan experienced a funding
    deficiency for this plan year? (See instructions.) ............................................................   12a     N/A
                                                                                                                    ----------------
  b If line 12a is "Yes," have you filed Form 5330 to pay the excise tax? .........................................   12b     N/A
                                                                                                                    ----------------
  c Is the plan administrator making an election under section 412(c)(8) for an amendment adopted after the end of
    the plan year? (See instructions.) ............................................................................   12c        X
                                                                                                                    ----------------
  d If a change in the actuarial funding method was made for the plan year pursuant to a Revenue Procedure providing automatic approval for the change, indicate whether the plan sponsor/administrator agrees to
    the change ....................................................................................................   12d     N/A
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13a Total plan assets as of the beginning       1,417,101   and end     2,209,900   of the plan year
                                          -----------------         ---------------
  b Total liabilities as of the beginning            NONE   and end          NONE   of the plan year
                                          -----------------         ---------------
  c Net assets as of the beginning >            1,417,101   and end >   2,209,900   of the plan year
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14  For this plan year, enter:  a  Plan income    838,011                             d  Plan contributions    536,708
                                               -------------                                                -------------
                                b  Expenses        45,212                             e  Total benefits paid    30,886
                                            ----------------                                                 ------------
                                c  Net income (loss)(subtract 14b from 14a)  792,799
                                                                            ----------
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15  You may NOT use N/A in response to lines 15a through 15o. If you check "Yes," you                         Yes   No     Amount
    must enter a dollar amount in the amount column. DURING THIS PLAN YEAR:                            -----------------------------
  a Was this plan covered by a fidelity bond? .....................................................     15a    X          5,000,000
                                                                                                       -----------------------------
  b If line 15a is "Yes," enter the name of the surety company >   TEXAS PACIFIC INSURANCE CO.
                                                                   ---------------------------
  c Was there any loss to the plan, whether or not reimbursed, caused by fraud or dishonesty? .....     15c         X
                                                                                                       -----------------------------
  d Was there any sale, exchange, or lease of any property between the plan and the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or
    more interest in the employer, or relatives of any such persons? .............................      15d         X
                                                                                                       -----------------------------
  e Was there any loan or extension of credit by the plan to the employer, any fiduciary, any of the five most highly paid employees of the employer, any owner of a 10% or more interest in
    the employer, or relatives of any such persons? ..............................................      15e         X
                                                                                                       -----------------------------
  f Did the plan acquire or hold any employer security or employer real property? ................      15f         X
                                                                                                       -----------------------------
  g Has the plan granted an extension on any delinquent loan owed to the plan? ...................      15g         X
                                                                                                       -----------------------------
  h Were any participant contributions transmitted to the plan more than 31 days after receipt or
    withholding by the employer? .................................................................      15h         X
                                                                                                       -----------------------------
  i Were any loans by the plan or fixed income obligations due the plan classified as
    uncollectible or in default as of the close of the plan year? ................................      15i         X
                                                                                                       -----------------------------
  j Has any plan fiduciary had a financial interest in excess of 10% in any party providing
    services to the plan or received anything of value from any such party? ......................      15j         X
                                                                                                       -----------------------------
  k Did the plan at any time hold 20% or more of its assets in any single security, debt,
    mortgage, parcel of real estate, or partnership/joint venture interests? .....................      15k    X            910,035
                                                                                                       -----------------------------
  l Did the plan at any time engage in any transaction or series of related transactions involving
    20% or more of the current value of plan assets? .............................................      15l         X
                                                                                                       -----------------------------
  m Were there any noncash contributions made to the plan the value of which was set without an
    appraisal by an independent third party? .....................................................      15m         X
                                                                                                       -----------------------------
  n Were there any purchases of nonpublicly traded securities by the plan the value of which was
    set without an appraisal by an independent third party? ......................................      15n         X
                                                                                                       -----------------------------
  o Has the plan reduced or failed to provide any benefit when due under the plan because of
    insufficient assets? .........................................................................      15o         X
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16a Is the plan covered under the Pension Benefit Guaranty Corporation termination insurance
    program?                                                                                   / / Yes  /X/ No  / / Not determined
  b If line 16a is "Yes" or "Not determined," enter the employer identification number and the plan number used to identify it.
    Employer identification number >   N/A                                       Plan number >   N/A
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       SCHEDULE A
      (FORM 5500)
 Department of Treasury
Internal Revenue Service
       ---------
  Department of Labor                                     INSURANCE INFORMATION                                   OMB No. 1210-0016
Pension and Welfare Benefits         This Schedule is required to be filed under Section 104 of the               -----------------
     Administration                          Employee Retirement Income Security Act of 1974.                            1997
       ---------                           > File as an Attachment to Form 5500 or 5500-C/R                       -----------------
Pension Benefit Guaranty             > Insurance companies are required to provide this information                   THIS FORM IS
        Corporation                                 as per ERISA section 103(a)(2).                                 OPEN TO PUBLIC
                                                                                                                     INSPECTION
-----------------------------------------------------------------------------------------------------------------------------------
For calendar year 1997 or fiscal plan year beginning                       , 1997, and ending                           , 19      .
-----------------------------------------------------------------------------------------------------------------------------------
> PART I MUST BE COMPLETED FOR ALL PLANS REQUIRED TO FILE THIS SCHEDULE.         > ENTER MASTER TRUST OR 103-12 IE NAME IN PLACE OF
> PART II MUST BE COMPLETED FOR ALL INSURED PENSION PLANS.                         "SPONSOR" AND SPECIFY INVESTMENT ACCOUNT OR
> PART III MUST BE COMPLETED FOR ALL INSURED WELFARE PLANS.                        103-12 IE IN PLACE OF "PLAN" IF FILLING WITH DOL
                                                                                   FOR A MASTER TRUST OR 103-12 IE.
-----------------------------------------------------------------------------------------------------------------------------------
Name of plan sponsor as shown on line 1a of Form 5500 or 5500-C/R                     Employer Identification Number
HCC INSURANCE HOLDINGS INC                                                            76-0336636
-----------------------------------------------------------------------------------------------------------------------------------
Name of plan                                                                                       Three-digit
HCC INSURANCE HOLDINGS, INC. 401(k) PLAN                                                           plan number >            002
-----------------------------------------------------------------------------------------------------------------------------------
PART I   SUMMARY OF ALL INSURANCE CONTRACTS INCLUDED IN PARTS II AND III
         Group all contracts in the same manner as in Parts II and III.
-----------------------------------------------------------------------------------------------------------------------------------
1  Check appropriate box:    a / / Welfare Plan     b /X/ Pension Plan       c / / Combination pension and welfare plan
-----------------------------------------------------------------------------------------------------------------------------------
2  Coverage:                                 (b) Contract or         (c) Approximate number of           Policy or contract year
            (a) Name of insurance carrier      identification        persons covered at end of       ------------------------------
                                                  number              policy or contract year            (d) From         (e) To
-----------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT GENERAL LIFE INS COMPANY             36182/000                      110                        1/01/97        12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
3  Insurance fees and commissions paid to agents or brokers:                                   (d) Fees paid
                        (b) Name and address of    (c) Amount of     --------------------------------------------------------------
                        the agents or brokers to   commissions paid
  (a) Contract or       whom commission or fees                              Amount                      Purpose
identification number   were paid
-----------------------------------------------------------------------------------------------------------------------------------
   GA# 36182/000                                               0                  0                    N/A





-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL                                                 0.00               0.00
-----------------------------------------------------------------------------------------------------------------------------------
4  Premiums due and unpaid at end of year >  $               NONE :      Contract or identification number >
-----------------------------------------------------------------------------------------------------------------------------------
PART II   INSURED PENSION PLANS  Provide information for each contract on a separate Part II. Where individual contracts are provided, the entire group of such individual contracts with each carrier may be treated as a unit for purpose of this report
-----------------------------------------------------------------------------------------------------------------------------------
>  Contract or identification number >
-----------------------------------------------------------------------------------------------------------------------------------
5  Contracts with allocated funds, (for example, individual policies or group deferred annuity contracts):
 a State the basis of premium rates >   N/A
                                        -------------------------------------------------------------------------------------------
 b Total premiums paid to carrier................................................................................              N/A
                                                                                                                     --------------
 c If the carrier, service, or other organization incurred any specific costs in connection with this acquisition
   or retention of the contract or policy, other than reported in 3 above, enter amount..........................              N/A
                                                                                                                     --------------
   Specify nature of costs >  N/A
-----------------------------------------------------------------------------------------------------------------------------------
6  Contracts with unallocated funds, (for example, deposit administration or immediate participation guarantee contracts). Do not include portions of these contracts maintained in separate accounts:
 a Balance at the end of the previous year ......................................................................           302,299
                                                                                                                     --------------
 b Additions: (i) Contributions deposited during year..........................................          86,379
                                                                                                  --------------
     (ii)  Dividends and credits...............................................................
                                                                                                  --------------
    (iii)  Interest credited during the year ..................................................          17,249
                                                                                                  --------------
     (iv)  Transferred from separate account...................................................          22,735
                                                                                                  --------------
      (v)  Other (specify) > FORFEITURES GENERATED FROM SEPARATE ACCT                                     8,906
                             -----------------------------------------------------------------    --------------
     (vi)  Total additions.......................................................................................          135,269
                                                                                                                     --------------
 c Total of balance and additions (add a and b(vi))..............................................................          437,568
                                                                                                                     --------------
 d Deductions:
      (i)  Disbursed from fund to pay benefits or purchase annuities during year ..............           1,194
                                                                                                  --------------
     (ii)  Administration charge made by carrier...............................................
                                                                                                  --------------
    (iii)  Transferred to separate account.....................................................           9,704
                                                                                                  --------------
     (iv)  Other (specify) > FORFEIT-CREDIT-$ 12,511; PRIOR YR ADJ-$323                                  12,834
                             ------------------------------------------------------------------   --------------
      (v)  Total deductions......................................................................................        23,732.00
                                                                                                                     --------------
 e Balance at end of current policy year (subtract d(v) from c)..................................................          413,836
-----------------------------------------------------------------------------------------------------------------------------------
7  Separate accounts: Current value of plan's interest in separate accounts at year end  ........................        1,796,064
-----------------------------------------------------------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see the instructions for Form 5500 or 5500 C/R.           ISA       Schedule A (Form 5500) 1997
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STF FED5727F.1


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
Schedule A (Form 5500) 1997                                   PART III IS NOT APPLICABLE                                    Page 2
----------------------------------------------------------------------------------------------------------------------------------
Part III   INSURED WELFARE PLANS
           Provide information for each contract on a separate Part III. If more than one contract covers the same group of employees of the same employer(s) or members of the same employee organization(s), the information may be combined for reporting purposes if such contracts are experience-rated as a unit. Where individual contracts are provided, the entire group of such individual contracts with each carrier may be treated as a unit for purposes of this report.
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8      (a) Contract or                 (b) Type of                 (c) List gross premium for             (d) Premium rate or
    identification number                benefit                          each contract                   subscription charge
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
9  Experience-rated contracts: a Premiums: (i) Amount received . . . . . . . . . . . . . . . . . . . . . . .  __________
    (ii) Increase (decrease) in amount due but unpaid. . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
   (iii) Increase (decrease) in unearned premium reserve . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
    (iv) Premiums earned, add (i) and (ii), and subtract (iii) . . . . . . . . . . . . . . . . . . . . . . .            __________
 b Benefit charges: (i) Claims paid  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
    (ii) Increase (decrease) in claim reserves . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
   (iii) Incurred claims (add (i) and (ii)). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
    (iv) Claims charged. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
 c Remainder of premium: (i) Retention charges (on an accrual basis)--
         (A) Commissions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
         (B) Administrative service or other fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
         (C) Other specific acquisition costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
         (D) Other expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
         (E) Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
         (F) Charges for risks or contingencies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
         (G) Other retention charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
         (H) Total retention . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
    (ii) Dividends or retroactive rate refunds. (These amounts were / / paid in cash, or / / credited.). . . . . . . .  __________
  d Status of policyholder reserves at end of year: (i) Amount held to provide benefits after retirement . . . . . . .  __________
    (ii) Claim reserves. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
   (iii) Other reserves. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
  e Dividends or retroactive rate refunds due. (Do not include amount entered in c(ii).) . . . . . . . . . . . . . . .
----------------------------------------------------------------------------------------------------------------------------------
10 Nonexperience-rated contracts: a Total premiums or subscription charges paid to carrier . . . . . . . . . . . . . .  __________
  b If the carrier, service, or other organization incurred any specific costs in connection with the acquisition or retention of the contract or policy, other than reported in 3 above, report amount . . . . . . . . . . . . . . . .  __________
    Specify nature of costs ______________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________________
----------------------------------------------------------------------------------------------------------------------------------
                   IF MORE SPACE IS REQUIRED FOR ANY ITEM, ATTACH ADDITIONAL SHEETS THE SAME SIZE AS THIS FORM
----------------------------------------------------------------------------------------------------------------------------------


GENERAL INSTRUCTIONS

This schedule must be attached to Form 5500 or 5500-C/R for every defined benefit, defined contribution, and welfare benefit plan where any benefits under the plan are provided by an insurance company, insurance service, or other similar organization.

SPECIFIC INSTRUCTIONS

Information entered on Schedule A (Form 5500) should pertain to the insurance contract or policy year ending with or within the plan year (for reporting purposes, a year cannot exceed 12 months). For example, if an insurance contract year begins on July 1 and ends on June 30, and the plan year begins on January 1 and ends on December 31, the Schedule A information attached to the 1997 Form 5500 should be for the insurance contract year ending on June
30, 1997.

EXCEPTION: If the insurance company maintains records on the basis of a plan year rather than a policy or contract year, the information entered on Schedule A (Form 5500) may pertain to the plan year instead of the policy or contract year.

     Include only the contracts issued to the plan for which this return/report is being filed.

PLANS PARTICIPATING IN MASTER TRUST(S) AND 103-12IES. -- SEE INVESTMENT
ARRANGEMENTS FILING DIRECTLY WITH DOL on page 4 of the instructions for Form
5500 or 5500-C/R.

LINE 2(c). -- Since the plan coverage may fluctuate during the year, the administrator should estimate the number of persons that were covered by the plan at the end of the policy or contract year.

     Where contracts covering individual employees are grouped, entries should be determined as of the end of the plan year.

LINES 2(d) and (e). -- Enter the beginning and ending dates of the policy year for each contract listed under column (b). Enter "N/A" in column (d) if separate contracts covering individual employees are grouped.

LINE 3. -- Report all sales commissions in column (c) regardless of the identity of the recipient. Do not report override commissions, salaries, bonuses, etc., paid to a general agent or manager for managing an agency, or for performing other administrative functions.

    Fees to be reported in column (d) represent payments by insurance carriers to agents and brokers for items other than commissions (e.g., service fees, consulting fees, and finders fees).

NOTE: FOR PURPOSES OF THIS ITEM, COMMISSIONS AND FEES INCLUDE AMOUNTS PAID BY
AN INSURANCE COMPANY ON THE BASIS OF THE AGGREGATE VALUE (E.G., POLICY
AMOUNTS, PREMIUMS) OF CONTRACTS OR POLICIES (OR CLASSES THEREOF) PLACED OR
RETAINED. THE AMOUNT (OR PRO RATA SHARE OF THE TOTAL) OF SUCH COMMISSIONS OR
FEES ATTRIBUTABLE TO THE CONTRACT OR POLICY PLACED WITH OR RETAINED BY THE
PLAN MUST BE REPORTED IN COLUMN (c) OR (d), AS APPROPRIATE.

Fees paid by insurance carriers to persons other than agents and brokers should be reported in Parts II and III on Schedule A (Form 5500) as acquisition costs, administrative charges, etc., as appropriate. For plans with 100 or more participants, fees paid by employee benefit plans to agents, brokers, and other persons are to be reported on Schedule C (Form 5500).

LINE 5a. -- The rate information called for here may be furnished by attaching the appropriate schedules of current rates filed with the appropriate state insurance departments or by providing a statement regarding the basis of the rates.

LINE 6. -- Show deposit fund amounts rather than experience credit records when both are maintained.

LINE 8(d). -- The rate information called for here may be furnished by attaching the appropriate schedules of current rates or a statement as to the basis of the rates.
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SCHEDULE P                                         ANNUAL RETURN OF FIDUCIARY                                  OMB No. 1210-0016
(FORM 5500)                                        OF EMPLOYEE BENEFIT TRUST                                  ---------------------
Department of the Treasury           > File as an attachment to Form 5500, 5500-C/R, or 5500-EZ                       1997
Internal Revenue Service        > For the Paperwork Reduction Notice, see the Form 5500 instructions          ---------------------
                                                                                                              THIS FORM IS OPEN TO
                                                                                                                PUBLIC INSPECTION
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For trust calendar year 1997 or fiscal year beginning                       , 1997, and ending                         ,19        .
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    1a   Name of trustee or custodian

   PETER B. SMITH & FRANK J. BRAMANTI, TRUSTEES
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     b  Number, street, and room or suite no. (if a P.O. box, see the instructions for Form 5500, 5500-C/R, or 5500-EZ.)

     13403 NORTHWEST FREEWAY, STE 200
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     c  City or town, state, and ZIP code

     HOUSTON, TEXAS 77040
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2a Name of trust                                                                 b  Trust's employer identification number

   HCC INSURANCE HOLDINGS, INC. 401(k) PLAN                                         76-0540617
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3  Name of plan if different from name of trust


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4  Have you furnished the participating employee benefit plan(s) with the trust financial information
   required to be reported by the plan(s)?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  /X/ YES   / / NO

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5  Enter the plan sponsor's employer identification number as
   shown on Form 5500, 5500-C/R, or 5500-EZ . . . . . . . . . . . . . . . . . . . . . . . . . . . >        76-0336636
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Under penalties of perjury, I declare that I have examined this schedule, and to the best of my knowledge and belief it is true, correct, and complete.

SIGNATURE OF FIDUCIARY >              /s/ Frank J. Bramanti                                          Date >  10/11/98
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

INSTRUCTIONS

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

PURPOSE OF FORM

You may use this schedule to satisfy the requirements under section 6033(a) for an annual information return from every section 401(a) organization exempt from tax under section 501(a).

   Filing this form will start the running of the statute of limitations under section 6501(a) for any trust described in section 401(a), which is exempt from tax under section 501(a).

WHO MAY FILE

   1. Every trustee of a trust created as part of an employee benefit plan as described in section 401(a).

   2. Every custodian of a custodial account described in section 401(f).

HOW TO FILE

File Schedule P (Form 5500) for the trust year ending with or within any participating plan's plan year. Attach it to the Form 5500, 5500-C/R, or 5500-EZ filed by the plan for that plan year. A separately filed Schedule P (Form 5500) will not be accepted.

   If the trust or custodial account is used by more than one plan, file one Schedule P (Form 5500). If a plan uses more than one trust or custodial account for its funds, file one Schedule P (Form 5500) for each trust or custodial account.

TRUST'S EMPLOYER IDENTIFICATION NUMBER

Enter the trust employer identification number (EIN) assigned to the employee benefit trust or custodial account, if one has been issued to you. The trust EIN should be used for transactions conducted for the trust. If you do not have a trust EIN, enter the EIN you would use on Form 1099-R to report distributions from employee benefit plans and on Form 945 to report withheld amounts of income tax from those payments.

NOTE: TRUSTEES WHO DO NOT HAVE AN EIN MAN APPLY FOR ONE ON FORM SS-4, APPLICATION FOR EMPLOYER IDENTIFICATION NUMBER. YOU MUST BE CONSISTENT AND USE THE SAME EIN FOR ALL TRUST REPORTING PURPOSES.

SIGNATURE

The fiduciary (trustee or custodian) must sign this schedule. If there is more than one fiduciary, the fiduciary authorized by the others may sign.

OTHER RETURNS AND FORMS THAT MAY BE REQUIRED

- FORM 990-T -- For trusts described in section 401(a), a tax is imposed on income derived from business that is unrelated to the purpose for which the trust received a tax exemption. Report this income and tax on FORM 990-T, Exempt Organization Business Income Tax Return. (See sections 511 through 514 and the related regulations.)

- FORM 1099-R -- If you made payments or distributions to individual beneficiaries of a plan, report those payments on Form 1099-R (See the instructions for Forms 1099, 1098, 5498, and W-2G.)

- FORM 945 -- If you made payments or distributions to individual beneficiaries of a plan, you may be required to withhold income tax from those payments. Use FORM 945, Annual Return of Withheld Federal Income Tax,
to report taxes withheld from nonpayroll items. (See CIRCULAR E, Employer's
Tax Guide (Pub. 15), for more information.)
-------------------------------------------------------------------------------
ISA                                                 SCHEDULE P (FORM 5500) 1997
STF FED5753F

SCHEDULE SSA                              ANNUAL REGISTRATION STATEMENT IDENTIFYING SEPARATED                     OMB No. 1210-0016
(FORM 5500)                                   PARTICIPANTS WITH DEFERRED VESTED BENEFITS                          -----------------
                                           UNDER SECTION 6057(a) OF THE INTERNAL REVENUE CODE                           1997
                                           > FILE AS AN ATTACHMENT TO FORM 5500 OR 500-C/R.                       -----------------
                          > FOR PAPERWORK REDUCTION ACT NOTICE, SEE THE INSTRUCTIONS FOR FORM 5500 OR 5500-C/R    THIS FORM IS NOT
Department of the Treasury                                                                                          OPEN TO PUBLIC
Internal Revenue Service                                                                                              INSPECTION
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For the calendar year 1997 or fiscal plan year beginning                              , 1997, and ending                    , 19
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1a  Name of plan sponsor (employer if for a single employer plan)                 1b  Sponsor's employer identification number (EIN)
    HCC INSURANCE HOLDINGS INC                                                        76-0336636
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2a  Name of plan                                                                                           2b  Three digit
    HCC INSURANCE HOLDINGS, INC. 401(k) PLAN                                                                   plan number >    002
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3   Enter one of the following Entry Codes in column (a) for each separated participant with deferred vested benefits that:
    CODE A -- has not previously been reported.
    CODE B -- has previously been reported under the above plan number but requires revisions to the information previously reported.
    CODE C -- has previously been reported under ANOTHER plan number but will be receiving their benefits from the plan listed above instead.
    CODE D -- has previously been reported under the above plan number but is no longer entitled to those deferred vested benefits.
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                 USE WITH ENTRY CODE                        USE WITH ENTRY CODE                               USE WITH ENTRY CODE
                "A", "B", "C", OR "D"                            "A" OR "B"                                            "C"
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                                                 Enter code for         Amount of vested benefit
                                                   nature and    -------------------------------------
(a)         (b)                 (c)                 form of            (f)              Defined                (i)             (j)
Entry  Social security   Name of participant         benefit     Defined benefit    contribution plan   Previous sponsor's  Previous
Code       number                             ------------------ plan -- periodic --------------------       employer          plan
                                                (d)      (e)         payment        (g)        (h)        identification      number
                                              Type of  Payment                    Units or    Total           number
                                              annuity  frequency                   shares    value of
                                                                                             account
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A      ###-##-####      MICHAEL P. ARMSTRONG     A        A                                   2,273
A      ###-##-####      MICHAEL S. HODGES        A        A                                   1,077





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/ /  Check here if additional participants are shown on attachments. All attachments must include the sponsor's name, EIN, name of plan, plan number, and column identification letter for each column completed for line 3.
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/ /  Check here if plan is a government, church or other plan that elects to voluntarily file Schedule SSA. If so, complete lines 4 through 5c, and the signature area. Otherwise, complete the signature area only.
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4    Plan sponsor's address (number, street, and room or suite no.) (If a P.O. box, see the instructions for line 4.)

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     City or town, state, and ZIP code

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5a   Name of plan administrator (if other than sponsor)                            5b  Administrator's EIN

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5c   Number, street, and room or suite no. (If a P.O. box, see the instructions for line 4.)

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     City or town, state, and ZIP code

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Under penalties of perjury, I declare that I have examined this report, and to the best of my knowledge and belief, it is true, correct, and complete.

Signature of plan administrator >  /s/ Frank J. Bramanti
                                   -------------------------------------------------------------------------------------------------

Phone number of plan administrator > 713-744-9673                                               Date > 10/8/98
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ISA                                                                                                  Schedule SSA (Form 5500) (1997)
STF FED5757F